SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2006

GLOBAL INNOVATIVE SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30299	98-0217653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong
(Address of principal executive offices)

(852) 2546-1808
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.  Entry Into a Material Definitive Agreement

On March 30, 2006, our wholly-owned subsidiary, Tech Team Investment Limited, entered into a Sale and Purchase Agreement by and among Tech Team, Woo Yuen Yu, Michelle Siu Kwan Lam and Joseph Sui Kei Lam, pursuant to which Tech Team would acquire from Woo Yuen Yu shares representing 60% of the outstanding capital stock of Lightscape Holding Ltd., a company incorporated in the British Virgin Islands. We will issue 3,000,000 shares of our common stock as consideration for the Lightscape shares by our subsidiary.

Lightscape is a full service design and production company specializing in computer-aided interior set design and fabrication, special effects, intelligent lighting, laser and multimedia technologies. Lightscape is renowned for its innovative turnkey designs and operations for trade shows, conventions, motion pictures and video productions, concerts and special events, as well as theater, disco/club, and shopping mall installations.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated into this Item 3.02 by reference. In addition to the 3,000,000 shares of our common stock to be issued in connection with the agreement described in Item 1.01 above, we agreed with an existing shareholder of Beijing Illumination (Hong Kong) Limited on March 29, 2006 to issue 1,250,000 shares of our common stock in exchange for 5% of the outstanding capital stock of Beijing Illumination. This acquisition increases our percentage ownership in Beijing Illumination to 61.8% of its outstanding shares.

We will issue the shares of our common stock described in this report to non-U.S. persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended, and pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Among other representations and agreements of the purchasers in accordance with Regulations S or Regulation D, as applicable, the shares to be issued will be subject to restrictions on resale and the certificates representing the shares will bear a legend restricting transfer.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sale and Purchase Agreement by and among Tech Team Investment Limited, Woo Yuen Yu, Michelle Siu Kwan Lam and Joseph Sui Kei Lam, dated March 30, 2006.

Descriptions in this report are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed as an exhibit hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Innovative Systems Inc. (Registrant)

Date: March 31, 2006	By:	/s/ Bondy Tan

Bondy Tan President and Chief Executive Officer